UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 31, 2009
Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

California	000-20862	33-0309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Corona Pointe Court, Corona, California	92879
(Address of principal executive offices)	(Zip Code)

(951) 271-4232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Second Modification to Stock Purchase Agreement

As previously announced, Vineyard National Bancorp (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”), dated November 12, 2008, with Vineyard Bancshares, Inc., a newly formed Minnesota corporation (the “Buyer”), pursuant to which the Company agreed to sell to the Buyer all of the outstanding shares of stock of the Company’s primary asset, Vineyard Bank, National Association (the “Bank”). On March 31, 2009, the Company entered into an amendment (the "Second Amendment") to the Purchase Agreement. The Second Amendment extends the date by which both parties can terminate the agreement for the failure to satisfy the financing condition to May 22, 2009.  The Second Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Eighth Modification Agreement

Effective March 31, 2009, the Company and the senior lender, First Tennessee Bank, National Association (the “Senior Lender”) entered into that certain Eighth Modification Agreement and Covenant Waiver (the “Modification Agreement”) which, among other things, extended the maturity date of the Company’s loan (the “Loan”) from the Senior Lender from March 31, 2009 to May 22, 2009, and granted and/or extended the waiver by the Senior Lender of certain financial and other covenant failures of the Company, including signing the consent order with the Office of the Comptroller of the Currency, signing the written agreement with the Federal Reserve Bank of San Francisco and entering into the Purchase Agreement with the Buyer, all of which constituted or could constitute events of default, through May 22, 2009.  The outstanding principal balance of the loan was $48,300,000 at March 31, 2009.

The foregoing summary of the Modification Agreement is qualified in its entirety by reference thereto, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Modification Loan Payoff Agreement

    As previously announced, in connection with the execution of the Purchase Agreement, the Company and the Buyer entered into a letter agreement (the “Letter Agreement”) with the Senior Lender pursuant to which the Company agreed to pay to the Senior Lender at least $9.0 million from the Initial Purchase Price (the “Initial Payoff”) in full satisfaction of the Company’s indebtedness and obligations under the Loan.  Further, the Senior Lender may receive the Additional Purchase Price of $8.0 million if the Bank’s loan losses, which include losses associated with other real estate owned.

On March 31, 2009, the Company entered into an amendment to the letter agreement (the “Amended Letter Agreement”). The Amended Letter Agreement extends the Initial Payoff from no later then March 31, 2009 to no later than May 22, 2009.  The Amended Letter Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Amendment No. 2 to Stock Purchase Agreement, dated as of March 31, 2009, by and between Vineyard National Bancorp and Vineyard Bancshares, Inc.
10.1	Eighth Modification Agreement and Covenant Waiver effective March 31, 2009 between Vineyard National Bancorp and First Tennessee Bank, National Association.
10.2	Amendment to Letter Agreement effective March 31, 2009 between Vineyard National Bancorp and First Tennessee, Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vineyard National Bancorp
(Registrant)

Dated: April 1, 2009	By:	/s/ James G. LeSieur III
	Name:	James G. LeSieur III
	Title:	Interim Chief Financial Officer